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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2006
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-132134 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒

Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT and
ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The Registrant entered into an agreement on July 31, 2006 with Chris Bunka, Garth Braun, Stuart Gray, and Michael Jenks, all shareholders of the Registrant, to loan to the Registrant the total sum of US$2,000,000.00.  This loan is unsecured, non-interest bearing and is repayable on demand, but in no event shall demand be made on or before November 30, 2006.

The total amount of the loan is US$2,000,000, to be advanced as follows:

(a)

the sum of US$500,000.00 upon execution of this Agreement;

(b)

the sum of US$1,000,000.00 on the 15th day of September, 2006; and

(c)

the sum of US$500,000.00 on the 15th day of October, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Loan Agreement with Chris Bunka, Garth Braun, Stuart Gray & Michael Jenks

*

Filed as an Exhibit to the Company’s Registration Statement on Form SB-2 dated March 1, 2006 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2006

(Signature)	Lexaria Corp. By: “/s/ Leonard MacMillan” Leonard MacMillan President and Director